Exhibit 10.1

Execution Copy

SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED LOAN AGREEMENT

THIS SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED LOAN AGREEMENT, dated as of May 19, 2015 (this “Amendment”), is among MYERS INDUSTRIES, INC., an Ohio corporation (the “Company”), the foreign subsidiary borrowers party hereto (the “Foreign Subsidiary Borrowers”, and together with the Company, the “Borrowers”), the lenders party hereto (collectively, the “Lenders”) and JPMORGAN CHASE BANK, N.A., a national banking association, as agent for the Lenders (in such capacity, the “Administrative Agent”).

RECITALS

A. The Borrowers, the Administrative Agent and the Lenders are parties to a Fourth Amended and Restated Loan Agreement dated as of December 13, 2013 (as amended or modified from time to time, the “Loan Agreement”).

B. The Borrowers desire to amend the Loan Agreement, and the Administrative Agent and the Lenders are willing to do so in accordance with the terms hereof.

TERMS

In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:

ARTICLE I. AMENDMENTS. Upon fulfillment of the conditions set forth in Article III hereof, the Loan Agreement shall be amended as follows:

1.1 Effective as of November 1, 2014, the definition of “Change of Control” in Section 1.1 of the Loan Agreement is amended to replace the reference therein to “20%” with “30%”.

ARTICLE II. REPRESENTATIONS. Each Borrower and Guarantor (by signing the Consent and Agreement hereto) represents and warrants to the Administrative Agent and the Lenders that:

2.1 The execution, delivery and performance of this Amendment is within its powers, has been duly authorized and is not in contravention of any statute, law or regulation known to it or of any terms of its Articles of Incorporation or By-laws, or of any material agreement or undertaking to which it is a party or by which it is bound.

2.2 This Amendment is its legal, valid and binding obligation, enforceable against each in accordance with the terms hereof, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

2.3 After giving effect to this Amendment, the representations and warranties contained in Article V of the Loan Agreement and in the other Loan Documents are true in all material respects on and as of the date hereof with the same force and effect as if made on and as of the date hereof except to the extent that such representations and warranties expressly relate to an earlier date.

2.4 After giving effect to this Amendment, no Default or Unmatured Default exists or has occurred and is continuing on the date hereof. No Default or Event of Default under and as defined in the Senior Note Purchase Agreement exists or has occurred and is continuing on the date hereof.

ARTICLE III. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective as of the date hereof when each of the following conditions is satisfied:

3.1 The Borrowers and the Required Lenders shall have signed this Amendment.

3.2 The Guarantors shall have signed the Consent and Agreement hereto.

ARTICLE IV. MISCELLANEOUS.

4.1 References in the Loan Agreement or in any other Loan Document to the Loan Agreement shall be deemed to be references to the Loan Agreement as amended hereby and as further amended from time to time.

4.2 Except as expressly amended hereby, the Borrowers and Guarantors (by signing the Consent and Agreement hereto) agree that the Loan Agreement and all other Loan Documents are ratified and confirmed, as amended hereby, and shall remain in full force and effect in accordance with their terms and that they have no set off, counterclaim, defense or other claim or dispute with respect to any of the foregoing. Each of the Borrowers and the Guarantors (by signing the Consent and Agreement hereto) acknowledges and agrees that the Administrative Agent and the Lenders have fully performed all of their obligations under all Loan Documents or otherwise with respect to the Borrowers and the Guarantors, all actions taken by the Administrative Agent and the Lenders are reasonable and appropriate under the circumstances and within their rights under the Loan Documents and they are not aware of any currently existing claims or causes of action against the Administrative Agent or any Lender, any Subsidiary or Affiliate thereof or any of their successors or assigns, and waives any such claims or causes of action of which they are aware. The amendment contained herein shall not be construed as a waiver or amendment of any other provision of the Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein.

4.3 Capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Loan Agreement. This Amendment is a Loan Document. This Amendment may be signed upon any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument, and telecopied signatures or signatures sent by other electronic imaging shall be effective as originals.

2

IN WITNESS WHEREOF, the parties signing this Amendment have caused this Amendment to be executed and delivered as of the day and year first above written.

MYERS INDUSTRIES, INC.

By:	/s/ Greggory W. Branning

Print Name:	Greggory W. Branning

Title:	Senior Vice President, Chief Financial Officer, and Corporate Secretary

Foreign Subsidiary Borrowers:

MYE CANADA OPERATIONS INC.

By:	/s/ Greggory W. Branning

Print Name:	Greggory W. Branning

Title:	Chief Financial Officer and Vice President

SCEPTER CANADA INC., formerly known as CA
Acquisition Inc.

By:	/s/ Greggory W. Branning

Print Name:	Greggory W. Branning

Title:	Chief Financial Officer and Vice President

Myers Second Amendment Signature Page

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Administrative Agent and as a Lender

By:	/s/ Dana J. Moran

Print Name:	Dana J. Moran

Title:	Vice President

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, TORONTO BRANCH, as the Affiliate designated by JPMorgan Chase Bank, National Association to make Pro Rata Foreign Currency Loans to the Canadian Borrower on its behalf

By:	/s/ Michael N. Tam

Print Name:	Michael N. Tam

Title:	Senior Vice President

Myers Second Amendment Signature Page

KEYBANK NATIONAL ASSOCIATION, as a
Documentation Agent and as a Lender

By:	/s/ Brian P. Fox

Print Name:	Brian P. Fox

Title:	Vice President

Myers Second Amendment Signature Page

CITIZENS BANK, NATIONAL ASSOCIATION (formally known as RBS Citizens, National Association), as a Documentation Agent and as a Lender

By:	/s/ Joshua Botnick

Print Name:	Joshua Botnick

Title:	Vice President

Myers Second Amendment Signature Page

U.S. BANK NATIONAL ASSOCIATION, as a Syndication Agent and as a Lender

By:	/s/ Elizabeth Eaton

Print Name:	Elizabeth Eaton

Title:	Vice President

Myers Second Amendment Signature Page

PNC BANK, NATIONAL ASSOCIATION, as a Documentation Agent and as a Lender

By:	/s/ Joseph Morgan

Print Name:	Joseph Morgan

Title:	Senior Vice President

PNC BANK, CANADA BRANCH, as the Lending Installation designated by PNC Bank, National Association for Loans to the Canadian Borrower

By:	/s/ Nazmin Adatia

Print Name:	Nazmin Adatia

Title:	Senior Vice President

Myers Second Amendment Signature Page

WELLS FARGO BANK, N.A., as a Documentation Agent and as a Lender

By:	/s/ Samuel J. B. Prentis

Print Name:	Samuel J. B. Prentis

Title:	Senior Vice President

Myers Second Amendment Signature Page

FIFTH THIRD BANK, as a Lender

By:	/s/ Martin H. McGinty

Print Name:	Martin H. McGinty

Title:	Vice President

FIFTH THIRD BANK, operating through its Canadian Branch, as the Lending Installation designated by Fifth Third Bank for Loans to the Canadian Borrower

By:	/s/ Ramin Ganjavi

Print Name:	Ramin Ganjavi

Title:	Director

Myers Second Amendment Signature Page

CONSENT AND AGREEMENT

As of the date and year first above written, each of the undersigned hereby:

(a) fully consents to the terms and provisions of the above Amendment and the consummation of the transactions contemplated hereby and acknowledges and agrees to all of the representations, covenants, terms and provisions of the above Amendment applicable to it;

(b) agrees that each Guaranty, other Collateral Document and all other agreements executed by any of the undersigned in connection with the Loan Agreement or otherwise in favor of the Agent or the Banks (collectively, the “Guarantor Collateral Documents”) are hereby ratified and confirmed and shall remain in full force and effect, and each of the undersigned acknowledges that it has no setoff, counterclaim or defense with respect to any Guarantor Collateral Document;

(c) acknowledges that its consent and agreement hereto is a condition to the Banks’ obligation under this Amendment and it is in its interest and to its financial benefit to execute this consent and agreement; and

(d) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in the above Amendment, none of the undersigned are required by the terms of the Credit Agreement or any other Loan Document to consent to the amendment to the Credit Agreement effected pursuant to the above Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of the undersigns to any future amendments to the Credit Agreement.

BUCKHORN INC.

By:	/s/ Greggory W. Branning

Print Name:	Greggory W. Branning

Title:	Secretary and Treasurer

AMERI-KART CORP.

By:	/s/ Greggory W. Branning

Print Name:	Greggory W. Branning

Title:	Secretary

Myers Second Amendment Consent and Agreement Signature Page

PATCH RUBBER COMPANY

By:	/s/ Greggory W. Branning

Print Name:	Greggory W. Branning

Title:	Secretary

MYERS TIRE SUPPLY DISTRIBUTION, INC.

By:	/s/ Greggory W. Branning

Print Name:	Greggory W. Branning

Title:	Secretary and Treasurer

MYELUX, LLC

By:	/s/ Greggory W. Branning

Print Name:	Greggory W. Branning

Title:	Vice President and Secretary

AMERI-KART (MI) CORP.

By:	/s/ Greggory W. Branning

Print Name:	Greggory W. Branning

Title:	Secretary and Treasurer

MYE AUTOMOTIVE, INC.

By:	/s/ Greggory W. Branning

Print Name:	Greggory W. Branning

Title:	Secretary and Treasurer

Myers Second Amendment Consent and Agreement Signature Page

SCEPTER US HOLDING COMPANY, formerly known as Crown US Acquisition Company

By:	/s/ Greggory W. Branning

Print Name:	Greggory W. Branning

Title:	Secretary and Treasurer

Myers Second Amendment Consent and Agreement Signature Page